THE ALGER FUNDS

Supplement Dated July 10, 2012 to the
Prospectus Dated March 1, 2012
As supplemented to date

The Board of Trustees of The Alger Funds has authorized the reopening of Alger Small Cap Growth Fund (the "Fund"). Effective August 1, 2012, the Fund's shares will be available for purchase to all investors.

MPADS71012